Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Fourth Quarter and Fiscal 2020 Results
Revenue up 38.6% quarter over quarter
Bookings up 105% quarter over quarter

SAN JOSE, California, February 1, 2021 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the fourth quarter and fiscal year ended December 31, 2020.
“Harmonic's fourth quarter results reflect the competitive advantages and complementary strengths of our Cable Access and Video segments,” said Patrick Harshman, president and chief executive officer of Harmonic. “Both segments delivered sequential and year over year growth in revenues and operating margins. Record quarterly bookings, and record backlog and deferred revenue, demonstrate strong business momentum as we enter 2021.”
Q4 Financial and Business Highlights

Financial

•Revenue: $131.5 million, up 7.7% year over year
◦Cable Access segment revenue: $45.5 million, up 5.8% year over year
◦Video segment revenue: $86.0 million, up 8.7% year over year
•Gross margin: GAAP 54.4% and non-GAAP 55.3%, compared to GAAP 50.5% and non-GAAP 52.3% in the year ago period
◦Cable Access segment gross margin: 53.7% compared to 38.3% in the year ago period
◦Video segment gross margin: 56.2%, compared to 60.0% in the year ago period
•Operating income: GAAP income $16.8 million and non-GAAP income $23.4 million, compared to GAAP income $6.7 million and non-GAAP income $14.8 million in the year ago period
•Adjusted EBITDA: $26.4 million compared to $17.6 million in the year ago period
•Net income: GAAP net income $13.5 million and non-GAAP net income $20.0 million, compared to GAAP net income $5.6 million and non-GAAP net income $12.1 million
•EPS: GAAP net income per share of $0.13 and non-GAAP net income per share of $0.20, compared to GAAP net income per share of $0.06 and non-GAAP net income per share of $0.12 in the year ago period
•Cash: $98.6 million, up $5.5 million year over year

Business

•CableOS® solution commercially deployed with 44 customers, up 91% year over year
•CableOS deployments scaled to 2.6 million served cable modems, up 149% year over year
•17 new VOS® streaming SaaS customers added during the quarter
•Over 50,000 live-streaming channels deployed globally, up 15% year over year

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q4 2020	Q3 2020	Q4 2019	Q4 2020	Q3 2020	Q4 2019
	(in millions, except per share data)
Net revenue	$131.5	$94.9	$122.2	$131.5	$94.9	$122.2
Net income (loss)	$13.5	$(5.4)	$5.6	$20.0	$2.6	$12.1
Diluted EPS	$0.13	$(0.06)	$0.06	$0.20	$0.03	$0.12

Other Financial Information				Q4 2020	Q3 2020	Q4 2019
				(in millions)
Adjusted EBITDA for the quarter				$26.4	$7.2	$17.6
Bookings for the quarter				$206.4	$100.7	$140.1
Backlog and deferred revenue as of quarter end				$290.5	$216.2	$210.2
Cash and cash equivalents as of quarter end				$98.6	$70.8	$93.1
Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

GAAP Financial Guidance	Q1 2021		2021
	Low	High	Low	High
	(in millions, except percentages and per share data)
Net revenue	$97.0	$107.0	$430.0	$465.0
Video	$61.0	$66.0	$260.0	$275.0
Cable Access	$36.0	$41.0	$170.0	$190.0
Gross margin %	51.0%	53.0%	51.0%	54.0%
Operating expenses	$58.0	$60.0	$231.5	$238.5
Operating income (loss)	$(9.0)	$(4.0)	$(12.5)	$12.5
Tax expense	$(0.7)	$0.7	$(2.7)	$(2.7)
EPS	$(0.12)	$(0.07)	$(0.26)	$(0.02)
Shares	99.7	99.7	101.0	101.0
Cash	$85.0	$95.0	$110.0	$130.0

Non-GAAP Financial Guidance	Q1 2021		2021
	Low	High	Low	High
	(in millions, except percentages and per share data)
Net revenue	$97.0	$107.0	$430.0	$465.0
Video	$61.0	$66.0	$260.0	$275.0
Cable Access	$36.0	$41.0	$170.0	$190.0
Gross margin %	51.5%	53.5%	51.5%	54.5%
Operating expenses	$49.0	$51.0	$206.0	$213.0
Operating income	$1.0	$6.0	$15.5	$40.5
Adjusted EBITDA	$4.0	$9.0	$27.5	$53.0
Tax rate	10%	10%	10%	10%
EPS	$0.00	$0.04	$0.09	$0.31
Shares	102.5	102.5	103.7	103.7
Cash	$85.0	$95.0	$110.0	$130.0

See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Monday, February 1, 2021. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. An audio version of the webcast will be available by calling +1.574.990.1032 or +1.800.240.9147 (conference ID 1694224). A replay will be available after 5:00 p.m. PT on the same web site or by calling +1.404.537.3406 or +1.855.859.2056 (conference ID 1694224).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in visualized cable access and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The Company revolutionized cable access networking via the industry’s first virtualized cable access solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, EPS, and cash. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the market and technology trends underlying our Video and Cable Access businesses will not continue to develop in their current direction or pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the potential impact of the Covid-19 pandemic on our operations or the operations of our supply chain or our customers; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our CableOS and VOS product solutions; dependence on market acceptance of various types of broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the effect on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2019, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.

Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.
The Company believes that the presentation of non-GAAP measures when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: revenue, segment revenue, gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss) (including those amounts as a percentage of revenue), Adjusted EBITDA, and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Amortization of intangibles - A portion of the purchase price of our acquisitions is generally allocated to intangible assets, and is subject to amortization. However, Harmonic does not acquire businesses on a predictable cycle. Additionally, the amount of an acquisition’s purchase price allocated to intangible assets and the term of its related amortization can vary significantly and is unique to each acquisition. Therefore, we believe that the presentation of non-GAAP financial measures that adjust for the amortization of intangible assets provides investors and others with a consistent basis for comparison across accounting periods.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Loss on convertible debt extinguishment/conversion - In the fourth quarter of fiscal 2020, we recorded a loss of $0.5 million resulting from the conversion and settlement of the remaining $8.1 million of our convertible notes due in December 2020. In the second quarter of fiscal 2020, we recorded a debt extinguishment loss of $0.8 million resulting from the exchange of $37.7 million in aggregate principal amount of our convertible notes due in 2020 for $37.7 million in aggregate principal amount of convertible notes due in 2022. In the third quarter of fiscal 2019, we recorded a debt extinguishment loss of $5.7 million resulting from refinancing a portion of our convertible notes due in 2020. We have excluded these losses from our non-GAAP financial measures because we do not believe the losses are reflective of our ongoing long-term business and operating results.
Non-cash interest expense and other expenses related to convertible notes and other debt - We record the accretion of the debt discount related to the equity component and amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Accounting impact related to warrant amortization - We issued a warrant to a customer, Comcast Corporation, in September 2016 pursuant to which Comcast may purchase up to 7.8 million shares of Harmonic common stock. In July 2019, in connection with Comcast's election of enterprise license pricing for the Company's CableOS software, all warrant shares were fully vested as of July 1, 2019. As a result of Comcast's election of enterprise license pricing, we no longer excluded the effect of warrant amortization in our non-GAAP financial measures beginning with the third quarter of fiscal 2019.

Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.

Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, restructuring charges and amortization of intangible assets, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
CONTACTS:

Sanjay Kalra	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6031	+1.212.896.1220
investor@harmonicinc.com

Harmonic Inc.
Preliminary Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	December 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$98,645	$93,058
Accounts receivable, net	66,227	88,500
Inventories	35,031	29,042
Prepaid expenses and other current assets	38,132	40,762
Total current assets	238,035	251,362
Property and equipment, net	43,141	22,928
Operating lease right-of-use assets	27,556	27,491
Other long-term assets	38,609	41,305
Intangibles, net	508	4,461
Goodwill	243,674	239,780
Total assets	$591,523	$587,327

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$23,543	$40,933
Accrued other current liabilities	57,687	63,761
Deferred revenue	54,294	37,117
Convertible notes, short-term	—	43,375
Other debts and finance lease obligations, current	11,771	6,713
Total current liabilities	147,295	191,899
Convertible notes, long-term	129,507	88,629
Other debts and finance lease obligations, long-term	10,086	10,511
Other non-current liabilities	46,333	41,432
Total liabilities	333,221	332,471

Convertible notes	—	2,410
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 98,204 and 91,875 shares issued and outstanding at December 31, 2020 and 2019, respectively	98	92
Additional paid-in capital	2,353,559	2,327,359
Accumulated deficit	(2,101,211)	(2,071,940)
Accumulated other comprehensive income (loss)	5,856	(3,065)
Total stockholders’ equity	258,302	252,446
Total liabilities and stockholders’ equity	$591,523	$587,327

Harmonic Inc.
Preliminary Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three months ended		Year ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Revenue:
Appliance and integration	$98,787	$85,933	$252,014	$275,797
SaaS and service	32,741	36,245	126,817	127,077
Total net revenue	131,528	122,178	378,831	402,874
Cost of revenue:
Appliance and integration	45,795	47,107	126,948	130,284
SaaS and service	14,171	13,376	56,886	49,578
Total cost of revenue	59,966	60,483	183,834	179,862
Total gross profit	71,562	61,695	194,997	223,012
Operating expenses:
Research and development	20,667	21,703	82,494	84,614
Selling, general and administrative	32,615	30,557	119,611	119,035
Amortization of intangibles	755	782	3,019	3,139
Restructuring and related charges	750	1,947	2,322	3,141
Total operating expenses	54,787	54,989	207,446	209,929
Income (loss) from operations	16,775	6,706	(12,449)	13,083
Interest expense, net	(2,737)	(2,789)	(11,509)	(11,651)
Loss on convertible debt extinguishment/conversion	(528)	—	(1,362)	(5,695)
Other expense, net	(84)	—	(897)	(2,333)
Income (loss) before income taxes	13,426	3,917	(26,217)	(6,596)
Provision for (benefit from) income taxes	(39)	(1,653)	3,054	(672)
Net income (loss)	$13,465	$5,570	$(29,271)	$(5,924)
Net income (loss) per share:
Basic	$0.14	$0.06	$(0.30)	$(0.07)
Diluted	$0.13	$0.06	$(0.30)	$(0.07)
Shares used in per share calculations:
Basic	97,938	91,124	96,971	89,575
Diluted	100,316	97,499	96,971	89,575

Harmonic Inc.
Preliminary Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Year ended
	December 31, 2020	December 31, 2019
Cash flows from operating activities:
Net loss	$(29,271)	$(5,924)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	11,737	11,287
Amortization of intangibles	3,970	8,319
Stock-based compensation	18,040	12,074
Amortization of discount on convertible and other debt	7,058	6,756
Amortization of non-cash warrant	1,746	13,576
Foreign currency adjustments	6,391	(290)
Loss on convertible debt extinguishment/conversion	1,362	5,695
Deferred income taxes, net	(105)	(2,076)
Provision for doubtful accounts and returns	1,666	1,500
Provision for excess and obsolete inventories	1,847	1,479
Other non-cash adjustments, net	409	1,349
Changes in operating assets and liabilities:
Accounts receivable	21,186	(8,388)
Inventories	(8,195)	(4,819)
Prepaid expenses and other assets	11,556	(3,347)
Accounts payable	(18,173)	5,086
Deferred revenues	19,751	(3,436)
Accrued and other liabilities	(11,812)	(7,546)
Net cash provided by operating activities	39,163	31,295
Cash flows from investing activities:
Purchases of property and equipment	(32,205)	(10,328)
Net cash used in investing activities	(32,205)	(10,328)
Cash flows from financing activities:
Proceeds from convertible debt	—	115,500
Payments of convertible debt	(7,999)	(109,603)
Payment of convertible debt issuance costs	(672)	(4,277)
Proceeds from other debts	9,398	4,684
Repayment of other debts and finance leases	(6,646)	(6,913)
Proceeds from common stock issued to employees	5,472	8,406
Payment of tax withholding obligations related to net share settlements of restricted stock units	(1,662)	(1,492)
Net cash (used in) provided by financing activities	(2,109)	6,305
Effect of exchange rate changes on cash and cash equivalents	738	(203)
Net increase in cash and cash equivalents	5,587	27,069
Cash and cash equivalents, beginning of the year	93,058	65,989
Cash and cash equivalents, end of the year	$98,645	$93,058

Harmonic Inc.
Preliminary Revenue Information
(Unaudited, in thousands, except percentages)

	Three months ended
	December 31, 2020				September 25, 2020				December 31, 2019
	GAAP	Adjustment(1)	Non-GAAP		GAAP	Adjustment(1)	Non-GAAP		GAAP	Adjustment(1)	Non-GAAP
Geography
Americas	$84,916	$—	$84,916	65%	$54,521	$—	$54,521	58%	$68,869	$—	$68,869	56%
EMEA	34,825	—	34,825	26%	29,771	—	29,771	31%	39,874	—	39,874	33%
APAC	11,787	—	11,787	9%	10,600	—	10,600	11%	13,435	—	13,435	11%
Total	$131,528	$—	$131,528	100%	$94,892	$—	$94,892	100%	$122,178	$—	$122,178	100%

Market
Service Provider	$66,673	$—	$66,673	51%	$59,083	$—	$59,083	62%	$83,976	$—	$83,976	69%
Broadcast and Media	64,855	—	64,855	49%	35,809	—	35,809	38%	38,202	—	38,202	31%
Total	$131,528	$—	$131,528	100%	$94,892	$—	$94,892	100%	$122,178	$—	$122,178	100%

	Twelve months ended
	December 31, 2020				December 31, 2019
	GAAP	Adjustment(1)	Non-GAAP		GAAP	Adjustment(1)	Non-GAAP
Geography
Americas	$219,394	$—	$219,394	58%	$224,193	$48	$224,241	56%
EMEA	117,126	—	117,126	31%	117,477	—	117,477	29%
APAC	42,311	—	42,311	11%	61,204	—	61,204	15%
Total	$378,831	$—	$378,831	100%	$402,874	$48	$402,922	100%

Market
Service Provider	$211,684	$—	$211,684	56%	$249,512	$48	$249,560	62%
Broadcast and Media	167,147	—	167,147	44%	153,362	—	153,362	38%
Total	$378,831	$—	$378,831	100%	$402,874	$48	$402,922	100%

(1) See “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three months ended December 31, 2020
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$86,044	$45,484	$131,528	$—		$131,528
Gross profit	48,336	24,437	72,773	(1,211)		71,562
Gross margin%	56.2%	53.7%	55.3%			54.4%
Operating income	13,529	9,918	23,447	(6,672)		16,775
Operating margin%	15.7%	21.8%	17.8%			12.8%

	Three months ended September 25, 2020
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$54,641	$40,251	$94,892	$—		$94,892
Gross profit	29,825	19,682	49,507	(583)		48,924
Gross margin%	54.6%	48.9%	52.2%			51.6%
Operating income (loss)	(1,699)	5,876	4,177	(5,798)		(1,621)
Operating margin%	(3.1)%	14.6%	4.4%			(1.7)%

	Three months ended December 31, 2019
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$79,172	$43,006	$122,178	$—		$122,178
Gross profit	47,463	16,492	63,955	(2,260)		61,695
Gross margin%	60.0%	38.3%	52.3%			50.5%
Operating income	11,105	3,649	14,754	(8,048)		6,706
Operating margin%	14.0%	8.5%	12.1%			5.5%

	Twelve months ended December 31, 2020
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$242,510	$136,321	$378,831	$—		$378,831
Gross profit	132,092	66,661	198,753	(3,756)		194,997
Gross margin%	54.5%	48.9%	52.5%			51.5%
Operating income	1,326	11,651	12,977	(25,426)		(12,449)
Operating margin%	0.5%	8.5%	3.4%			(3.3)%

	Twelve months ended December 31, 2019
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$278,028	$124,894	$402,922	$(48)	*	$402,874
Gross profit	162,156	68,596	230,752	(7,740)		223,012
Gross margin%	58.3%	54.9%	57.3%			55.4%
Operating income	15,837	22,219	38,056	(24,973)		13,083
Operating margin%	5.7%	17.8%	9.4%			3.2%

(1) See “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.
* This non-GAAP adjustment is for warrant amortization and relates to our Cable Access segment. After applying this adjustment to the non-GAAP revenue for the Cable Access segment, our GAAP revenue for the Cable Access segment for the twelve months ended December 31, 2019 was $124,846.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three months ended December 31, 2020
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$131,528	$71,562	$54,787	$16,775	$(3,349)	$13,465
Stock-based compensation	—	348	(3,955)	4,303	—	4,303
Amortization of intangibles	—	—	(756)	756	—	756
Restructuring and related charges	—	863	(750)	1,613	—	1,613
Loss on convertible debt extinguishment/conversion	—	—	—	—	528	528
Non-cash interest and other expenses related to convertible notes and other debt	—	—	—	—	1,607	1,607
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(2,262)
Total adjustments	—	1,211	(5,461)	6,672	2,135	6,545
Non-GAAP	$131,528	$72,773	$49,326	$23,447	$(1,214)	$20,010
As a % of revenue (GAAP)		54.4%	41.7%	12.8%	(2.5)%	10.2%
As a % of revenue (Non-GAAP)		55.3%	37.5%	17.8%	(0.9)%	15.2%
Diluted net income per share:
Diluted net income per share-GAAP						$0.13
Diluted net income per share-Non-GAAP						$0.20
Shares used to compute diluted net income per share:
GAAP and Non-GAAP						100,316

	Three months ended September 25, 2020
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$94,892	$48,924	$50,545	$(1,621)	$(2,974)	$(5,381)
Stock-based compensation	—	281	(3,649)	3,930	—	3,930
Amortization of intangible	—	—	(752)	752	—	752
Restructuring and related charges	—	302	(814)	1,116	—	1,116
Non-cash interest expenses and other expenses related to convertible notes and other debt	—	—	—	—	1,666	1,666
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	499
Total adjustments	—	583	(5,215)	5,798	1,666	7,963
Non-GAAP	$94,892	$49,507	$45,330	$4,177	$(1,308)	$2,582
As a % of revenue (GAAP)		51.6%	53.3%	(1.7)%	(3.1)%	(5.7)%
As a % of revenue (Non-GAAP)		52.2%	47.8%	4.4%	(1.4)%	2.7%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP						$(0.06)
Diluted net income per share-Non-GAAP						$0.03
Shares used to compute diluted net income (loss) per share:
GAAP						97,563
Non-GAAP						98,361

	Three months ended December 31, 2019
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$122,178	$61,695	$54,989	$6,706	$(2,789)	$5,570
Stock-based compensation	—	297	(3,059)	3,356	—	3,356
Amortization of intangibles	—	1,295	(782)	2,077	—	2,077
Restructuring and related charges	—	668	(1,947)	2,615	—	2,615
Non-cash interest expenses and other expenses related to convertible notes and other debt	—	—	—	—	1,796	1,796
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(3,303)
Total adjustments	—	2,260	(5,788)	8,048	1,796	6,541
Non-GAAP	$122,178	$63,955	$49,201	$14,754	$(993)	$12,111
As a % of revenue (GAAP)		50.5%	45.0%	5.5%	(2.3)%	4.6%
As a % of revenue (Non-GAAP)		52.3%	40.3%	12.1%	(0.8)%	9.9%
Diluted net income per share:
Diluted net income per share-GAAP						$0.06
Diluted net income per share-Non-GAAP						$0.12
Shares used to compute diluted net income per share:
GAAP and Non-GAAP						97,499

	Twelve months ended December 31, 2020
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$378,831	$194,997	$207,446	$(12,449)	$(13,768)	$(29,271)
Stock-based compensation	—	1,712	(16,328)	18,040	—	18,040
Amortization of intangibles	—	950	(3,020)	3,970	—	3,970
Restructuring and related charges	—	1,094	(2,322)	3,416	—	3,416
Loss on convertible debt extinguishment/conversion	—	—	—	—	1,362	1,362
Non-cash interest expenses and other expenses related to convertible notes and other debt	—	—	—	—	7,058	7,058
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	2,291
Total adjustments	—	3,756	(21,670)	25,426	8,420	36,137
Non-GAAP	$378,831	$198,753	$185,776	$12,977	$(5,348)	$6,866
As a % of revenue (GAAP)		51.5%	54.8%	(3.3)%	(3.6)%	(7.7)%
As a % of revenue (Non-GAAP)		52.5%	49.0%	3.4%	(1.4)%	1.8%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP						$(0.30)
Diluted net income per share-Non-GAAP						$0.07
Shares used to compute diluted net income (loss) per share:
GAAP						96,971
Non-GAAP						98,633

	Twelve months ended December 31, 2019
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$402,874	$223,012	$209,929	$13,083	$(19,679)	$(5,924)
Accounting impact related to warrant amortization	48	48	—	48	—	48
Stock-based compensation	—	1,121	(10,953)	12,074	—	12,074
Amortization of intangibles	—	5,180	(3,139)	8,319	—	8,319
Restructuring and related charges	—	1,391	(3,141)	4,532	—	4,532
Loss on convertible debt extinguishment/conversion	—	—	—	—	5,695	5,695
Non-cash interest expenses and other expenses related to convertible notes	—	—	—	—	7,683	7,683
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(4,482)
Total adjustments	48	7,740	(17,233)	24,973	13,378	33,869
Non-GAAP	$402,922	$230,752	$192,696	$38,056	$(6,301)	$27,945
As a % of revenue (GAAP)		55.4%	52.1%	3.2%	(4.9)%	(1.5)%
As a % of revenue (Non-GAAP)		57.3%	47.8%	9.4%	(1.6)%	6.9%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP						$(0.07)
Diluted net income per share-Non-GAAP						$0.30
Shares used to compute diluted net income (loss) per share:
GAAP						89,575
Non-GAAP						93,830

Harmonic Inc.
Preliminary Adjusted EBITDA Reconciliation (Unaudited)
(In thousands)

	Three months ended
	December 31, 2020	September 25, 2020	December 31, 2019
Net Income (Loss) - GAAP	$13,465	$(5,381)	$5,570
Provision for (benefit from) income taxes	(39)	786	(1,653)
Interest expense, net	2,737	2,807	2,789
Depreciation	3,054	3,148	2,807
Amortization of intangibles	756	752	2,077
EBITDA	19,973	2,112	11,590

Adjustments
Stock-based compensation	4,303	3,930	3,356
Loss on convertible debt extinguishment/conversion	528	—	—
Restructuring and related charges	1,613	1,116	2,615
Adjusted EBITDA	$26,417	$7,158	$17,561

	Twelve months ended
	December 31, 2020	December 31, 2019
Net Loss - GAAP	$(29,271)	$(5,924)
Provision for (benefit from) income taxes	3,054	(672)
Interest expense, net	11,509	11,651
Depreciation	11,737	11,287
Amortization of intangibles	3,970	8,319
EBITDA	999	24,661

Adjustments
Accounting impact related to warrant amortization	—	48
Stock-based compensation	18,040	12,074
Loss on convertible debt extinguishment/conversion	1,362	5,695
Non-cash expenses related to convertible notes	—	927
Restructuring and related charges	3,416	4,532
Adjusted EBITDA	$23,817	$47,937

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance (Unaudited)
(In millions, except percentages and per share data)

	Q1 2021 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$97.0 to $107.0	$49.2 to $56.4	$58.0 to $60.0	$(9.0) to $(4.0)	$(2.8)	$(12.4) to $(7.2)
Stock-based compensation	—	0.6	(8.4)	9.0	—	9.0
Amortization of intangibles	—	—	(0.5)	0.5	—	0.5
Restructuring and related charges	—	0.2	(0.2)	0.4	—	0.4
Non-cash interest and other expenses related to convertible notes and other debt	—	—	—	—	1.8	1.8
Tax effect of non-GAAP adjustments	—	—	—	—	—	$0.2 to $0.7
Total adjustments	—	0.8	(9.1)	9.9	1.8	$11.6 to $12.4
Non-GAAP	$97.0 to $107.0	$50.0 to $57.2	$49.0 to $51.0	$1.0 to $6.0	$(1.0)	$0.0 to $4.4
As a % of revenue (GAAP)		51.0% to 53.0%	59.9% to 56.2%	(9.2)% to (3.5)%	(2.6)% to (2.9)%	(12.8)% to (6.7)%
As a % of revenue (Non-GAAP)		51.5% to 53.5%	50.5% to 47.7%	1.0% to 5.8%	(1.0)% to (1.0)%	0.0% to 4.1%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP						$(0.12) to $(0.07)
Diluted net income per share-Non-GAAP						$0.00 to $0.04
Shares used to compute diluted net loss per share:
GAAP						99.7
Shares used to compute diluted net income per share:
Non-GAAP						102.5
	2021 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$430.0 to $465.0	$219.0 to $250.9	$231.5 to $238.5	$(12.5) to $12.5	$(11.4)	$(26.6) to $(1.7)
Stock-based compensation expense	—	1.7	(24.2)	25.9	—	25.9
Amortization of intangibles	—	—	(0.5)	0.5	—	0.5
Restructuring and related charges	—	0.8	(0.8)	1.6	—	1.6
Non-cash interest expense related to convertible notes and other debt	—	—	—	—	6.2	6.2
Tax effect of non-GAAP adjustments	—	—	—	—	—	$(0.8) to $1.7
Total adjustments	—	2.5	(25.5)	28.0	6.2	$33.4 to $35.9
Non-GAAP	$430.0 to $465.0	$221.5 to $253.4	$206.0 to $213.0	$15.5 to $40.5	$(5.2)	$9.3 to $31.7
As a % of revenue (GAAP)		51.0% to 54.0%	53.8% to 51.3%	(2.9)% to 2.7%	(2.5)% to (2.7)%	(6.2)% to (0.4)%
As a % of revenue (Non-GAAP)		51.5% to 54.5%	47.9% to 45.8%	3.6% to 8.7%	(1.1)% to (1.2)%	2.2% to 6.8%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP						$(0.26) to $(0.02)
Diluted net income per share-Non-GAAP						$0.09 to $0.31
Shares used to compute diluted net loss per share:
GAAP						101.0
Shares used to compute diluted net income per share:
Non-GAAP						103.7

Harmonic Inc.
Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited)
(In millions)

	Q1 2021 Financial Guidance	2021 Financial Guidance
Net Loss - GAAP	$(12.4) to $(7.2)	$(26.6) to $(1.7)
Provision for income taxes	0.7	2.7
Interest expense, net	2.5	10.2
Depreciation	3.4	14.0
Amortization of intangibles	0.5	0.5
EBITDA	$(5.3) to $(0.1)	$0.8 to $25.7

Adjustments
Stock-based compensation	9.0	25.9
Restructuring and related charges	0.4	1.6
Adjusted EBITDA	$4.0 to $9.0	$27.5 to $53.0